Exhibit 99.1

Griffon Corporation Announces Pricing of

Offering of Common Stock

NEW YORK, NEW YORK, August 13, 2020 – Griffon Corporation (“Griffon” or the “Company”) (NYSE:GFF) announced today the pricing of an underwritten offering of 8,000,000 shares of common stock at a public offering price of $21.50 per share. In addition, Griffon and a selling stockholder of Griffon have granted the underwriters a 30-day option to purchase up to an additional 1,200,000 shares of common stock.

Griffon expects to use the net proceeds received by it from this offering (i) for working capital and general corporate purposes, including to expand its current business through acquisitions of, or investments in, other businesses or products, and (ii) to temporarily repay a portion of its outstanding borrowings under its revolving credit facility (which will be subject to re-borrowing), and for the payment of related fees and expenses. Griffon will not receive any proceeds from the sale of common stock by the selling stockholder. The offering is expected to close on August 18, 2020, subject to the satisfaction of customary closing conditions.

Baird is acting as lead book-running manager and representative of the underwriters for this offering. Raymond James & Associates, Inc., Stephens Inc., and Truist Securities, Inc. are also acting as additional joint book-running managers for this offering. CJS Securities, Inc. and Sidoti & Company, LLC are acting as co-managers for this offering.

This offering is being made pursuant to an effective shelf registration statement on Form S-3 previously filed with the Securities and Exchange Commission (the “SEC”) on May 7, 2018. Before you invest, you should read the prospectus supplement, the accompanying prospectus and the other documents Griffon has filed or will file with the SEC for more complete information about Griffon and this offering. The offering of these shares may be made only by means of a prospectus supplement and the accompanying prospectus, copies of which may be obtained by contacting: Robert W. Baird & Co. Incorporated, Attention: Syndicate Department, 777 East Wisconsin Avenue, Milwaukee, WI 53202, by telephone at (800) 792-2473, or by email at syndicate@rwbaird.com. Alternatively, electronic copies of the prospectus supplement and accompanying prospectus are also available free of charge on the SEC’s website at http://www.sec.gov.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-looking Statements

“Safe Harbor” Statements under the Private Securities Litigation Reform Act of 1995: All statements related to, among other things, income (loss), earnings, cash flows, revenue, changes in operations, operating improvements, industries in which Griffon operates, the effects of the ongoing COVID-19 pandemic and

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the United States and global economies, that are not historical, are hereby identified as “forward-looking statements” and may be indicated by words or phrases such as “anticipates,” “supports,” “plans,” “projects,” “expects,” “believes,” “should,” “would,” “could,” “hope,” “forecast,” “management is of the opinion,” “may,” “will,” “estimates,” “intends,” “explores,” “opportunities,” the negative of these expressions, use of the future tense and similar words or phrases. Such forward-looking statements are subject to inherent risks and uncertainties that could cause actual results to differ materially from those expressed in any forward-looking statements. These risks and uncertainties include, among others: current economic conditions and uncertainties in the housing, credit and capital markets; Griffon’s ability to achieve expected savings from cost control, restructuring, integration and disposal initiatives; the ability to identify and successfully consummate and integrate value-adding acquisition opportunities; increasing competition and pricing pressures in the markets served by Griffon’s operating companies; the ability of Griffon’s operating companies to expand into new geographic and product markets and to anticipate and meet customer demands for new products and product enhancements and innovations; reduced military spending by the government on projects for which Telephonics Corporation (“Telephonics”) supplies products, including as a result of defense budget cuts or other government actions; the ability of the federal government to fund and conduct its operations; increases in the cost or lack of availability of raw materials such as resin, wood and steel, components or purchased finished goods, including any potential impact on costs or availability resulting from tariffs; changes in customer demand or loss of a material customer at one of Griffon’s operating companies; the potential impact of seasonal variations and uncertain weather patterns on certain of Griffon’s businesses; political events that could impact the worldwide economy; a downgrade in Griffon’s credit ratings; changes in international economic conditions including interest rate and currency exchange fluctuations; the reliance by certain of Griffon’s businesses on particular third party suppliers and manufacturers to meet customer demands; the relative mix of products and services offered by Griffon’s businesses, which impacts margins and operating efficiencies; short-term capacity constraints or prolonged excess capacity; unforeseen developments in contingencies, such as litigation, regulatory and environmental matters; unfavorable results of government agency contract audits of Telephonics; Griffon’s ability to adequately protect and maintain the validity of patent and other intellectual property rights; the cyclical nature of the businesses of certain of Griffon’s operating companies; possible terrorist threats and actions and their impact on the global economy; the impact of COVID-19 on the U.S. and the global economy, including business disruptions, reductions in employment and an increase in business and operating facility failures, specifically among our customers and suppliers; Griffon’s ability to service and refinance its debt; and the impact of recent and future legislative and regulatory changes, including, without limitation, the Tax Cuts Jobs Act of 2017. Such statements reflect the views of Griffon with respect to future events and are subject to these and other risks, as previously disclosed in Griffon’s Securities and Exchange Commission filings. Readers are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date made. Griffon undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

About Griffon Corporation

Griffon is a diversified management and holding company that conducts business through wholly-owned subsidiaries. Griffon oversees the operations of its subsidiaries, allocates resources among them and manages their capital structures. Griffon provides direction and assistance to its subsidiaries in connection with acquisition and growth opportunities as well as in connection with divestitures. In order to further diversify, Griffon also seeks out, evaluates and, when appropriate, will acquire additional businesses that offer potentially attractive returns on capital.

Headquartered in New York, N.Y., Griffon was founded in 1959 and is incorporated in Delaware. Griffon is listed on the New York Stock Exchange and trades under the symbol GFF.

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Griffon currently conducts its operations through three reportable segments:

•	Consumer and Professional Products (“CPP”) conducts its operations through The AMES Companies, Inc. (“AMES”). Founded in 1774, AMES is the leading North American manufacturer and a global provider of branded consumer and professional tools and products for home storage and organization, landscaping, and enhancing outdoor lifestyles. CPP sells products globally through a portfolio of leading brands including True Temper, AMES, and ClosetMaid.

•	Home and Building Products (“HBP”) conducts its operations through Clopay Corporation (“Clopay”). Founded in 1964, Clopay is the largest manufacturer and marketer of garage doors and rolling steel doors in North America. Residential and commercial sectional garage doors are sold through professional dealers and leading home center retail chains throughout North America under the brands Clopay, Ideal, and Holmes. Rolling steel door and grille products designed for commercial, industrial, institutional, and retail use are sold under the CornellCookson brand.

•	Defense Electronics (“DE”) conducts its operations through Telephonics, founded in 1933, a globally recognized leading provider of highly sophisticated intelligence, surveillance and communications solutions for defense, aerospace and commercial customers.

Company Contact:	Investor Relations Contact:
Brian G. Harris	Michael Callahan
SVP & Chief Financial Officer	Managing Director
Griffon Corporation	ICR Inc.
(212) 957-5000	(203) 682-8311
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